EXHIBIT 10.22

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall consist of at least three members and shall be composed of directors who meet the requirements of the Nasdaq Stock Market for directors serving on audit committees.

2.       The purposes of the Audit Committee are:

         (a)  to  oversee  accounting  and  financial   reporting  policies  and
              practices, internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of financial statements and the independent audit thereof; and

         (c) to act as a liaison between the independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and the auditors' responsibility to plan and carry out a proper audit.

3.       As the auditors are ultimately accountable to the  Audit  Committee and
         the Board of Directors, the Audit   Committee has the following powers:

(a)      to recommend the selection, retention, or termination of auditors;

         (b)  to ensure  that the  auditor  submits on a  periodic  basis to the
              Audit  Committee  a  formal  written  statement   delineating  all
              relationships between the auditor and the Company;

         (c) to evaluate the independence of the auditors, and receive the auditors' specific representation as to their independence and make recommendations to the Board of Directors based on such evaluations;

         (d) to meet with the independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustments to such statements recommended by the auditors; (iii) to consider the auditors' comments with respect to the financial policies, procedures and internal accounting controls of the Company and management's responses thereto; (iv) to discuss with the auditors the matters to be discussed by Statement on Accounting Standards No. 61 as modified or supplemented; and (v) to review the form of opinion the auditors propose to render to the Board of Directors and shareholders;

         (e) to review with financial management and the independent auditors the 10-Q and 10-K prior to their filing or prior to the release of earnings;

         (f)  to  consider  the  effect  upon  the  Company  of  any  changes in
              accounting principles or practices   proposed by management or the
              auditors;

         (g) to review the fees charged by the auditors for audit and non-audit services;

         (h) to investigate improprieties or suspected improprieties in Company operations; and

         (i) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate, including the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meeting as circumstances require.

5. The Audit Committee shall regularly meet with the Board of Directors and with internal auditors, if any.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

7. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's Corporate Standards of Conduct.